Exhibit 99.1

2nd Quarter 2013 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations
	4	Consolidating Balance Sheet - Assets
	5	Consolidating Balance Sheet - Liabilities and Equity

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income
	8	Consolidating Balance Sheet - Assets
	9	Consolidating Balance Sheet - Liabilities and Equity
	10	Operating Statistics (Duke Energy Carolinas)
	12	Operating Statistics (Duke Energy Progress)
	14	Operating Statistics (Duke Energy Florida)
	16	Operating Statistics (Duke Energy Ohio - Electric)
	18	Operating Statistics (Duke Energy Ohio - Gas)
	19	Operating Statistics (Duke Energy Indiana)

21	COMMERCIAL POWER

	21	Commercial Power Operating Statistics

22	INTERNATIONAL ENERGY

	22	International Energy Operating Statistics

23	APPENDIX

	23	Duke Energy Ohio Supplement

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Six Months Ended June 30, 2013
	U.S. Franchised	Commercial	International		Eliminations/
(in millions)	Electric and Gas	Power	Energy	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$9,700	$57	$—	$28	$(62)	$9,723
Nonregulated electric, natural gas, and other	—	952	798	43	(18)	1,775
Regulated natural gas	280	—	—	—	(1)	279
Total operating revenues	9,980	1,009	798	71	(81)	11,777
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,381	—	—	—	—	3,381
Fuel used in electric generation and purchased power - nonregulated	—	632	267	21	(19)	901
Cost of natural gas and coal sold	93	19	35	—	—	147
Operation, maintenance and other	2,422	239	175	151	(62)	2,925
Depreciation and amortization	1,092	125	50	71	—	1,338
Property and other taxes	630	26	6	4	—	666
Impairment charges (b)	387	—	—	(1)	—	386
Total operating expenses	8,005	1,041	533	246	(81)	9,744
Gains (Losses) on Sales of Other Assets and Other, Net	6	1	—	(4)	—	3
Operating Income (Loss)	1,981	(31)	265	(179)	—	2,036
Other Income and Expenses	109	11	47	19	—	186
Interest Expense	478	32	38	200	—	748
Income (Loss) from Continuing Operations before Income Taxes	1,612	(52)	274	(360)	—	1,474
Income Tax Expense (Benefit)	603	(51)	84	(141)	—	495
Income (Loss) from Continuing Operations	1,009	(1)	190	(219)	—	979
Less: Net Income (Loss) Attributable to Non-controlling Interest	—	—	6	(3)	—	3
Segment Income (Loss)/Net Expense from Continuing Operations Attributable to Duke Energy Corporation	$1,009	$(1)	$184	$(216)	$—	$976
Loss from Discontinued Operations, Net of Tax						(3)
Net Income Attributable to Duke Energy Corporation						$973

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for USFE&G is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Cyrstal River Unit 3 regulatory asset, a $65 million charge to write-off the wholesale portion of the Levy investments and a $22 million charge at Duke Energy Progress resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

DUKE ENERGY CORPORATION

Consolidating Statement of Operations

(Unaudited)

	Six Months Ended June 30, 2012
	U.S. Franchised	Commercial	International		Eliminations/
(in millions)	Electric and Gas	Power	Energy	Other	Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$5,112	$54	$—	$1	$(38)	$5,129
Nonregulated electric, natural gas, and other	—	1,028	799	30	(31)	1,826
Regulated natural gas	253	—	—	—	(1)	252
Total operating revenues	5,365	1,082	799	31	(70)	7,207
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,626	—	—	—	—	1,626
Fuel used in electric generation and purchased power - nonregulated	—	612	258	—	(26)	844
Cost of natural gas and coal sold	87	21	36	—	—	144
Operation, maintenance and other	1,306	222	157	(31)	(46)	1,608
Depreciation and amortization	730	114	48	61	1	954
Property and other taxes	330	21	3	—	1	355
Impairment charges (b)	402	—	—	—	—	402
Total operating expenses	4,481	990	502	30	(70)	5,933
Gains on Sales of Other Assets and Other, Net	7	1	—	(1)	—	7
Operating Income	891	93	297	—	—	1,281
Other Income and Expenses	124	25	90	(1)	—	238
Interest Expense	289	41	37	89	—	456
Income (Loss) from Continuing Operations before Income Taxes	726	77	350	(90)	—	1,063
Income Tax Expense (Benefit)	253	18	95	(49)	—	317
Income (Loss) from Continuing Operations	473	59	255	(41)	—	746
Less: Net Income Attributable to Non-controlling Interest	—	—	8	—	—	8

Segment Income/Net Expense from Continuing Operations Attributable to Duke Energy Corporation	$473	$59	$247	$(41)	$—	$738
Income from Discontinued Operations, Net of Tax						1
Net Income Attributable to Duke Energy Corporation						$739

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for USFE&G is primarily due to a $400 million non-cash impairment charge related to the Edwardsport IGCC project.

Note: Does not include Progress Energy activity as the merger closed on July 2, 2012.

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Assets

(Unaudited)

	June 30, 2013
	U.S. Franchised	Commercial	International		Eliminations/
(in millions)	Electric and Gas	Power	Energy	Other	Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$70	$4	$1,287	$210	$—	$1,571
Short-term investments	—	—	280	—	—	280
Receivables, net	1,206	102	227	58	—	1,593
Restricted receivables of variable interest entities, net	1,198	37	—	—	—	1,235
Receivables from affiliated companies	298	679	149	12,290	(13,416)	—
Notes receivable from affiliated companies	178	—	—	744	(922)	—
Inventory	2,919	125	74	12	—	3,130
Other	1,361	250	46	454	(45)	2,066
Total current assets	7,230	1,197	2,063	13,768	(14,383)	9,875
Investments and Other Assets
Investments in equity method unconsolidated affiliates	4	262	72	170	—	508
Investments and advances to (from) subsidiaries	82	(7)	(14)	42,520	(42,581)	—
Nuclear decommissioning trust funds	4,567	—	—	—	—	4,567
Goodwill	15,950	64	331	—	—	16,345
Intangibles, net	75	221	53	1	—	350
Notes receivable	6	—	60	452	(450)	68
Restricted other assets of variable interest entities	—	57	—	—	—	57
Other	1,450	64	341	597	(40)	2,412
Total investments and other assets	22,134	661	843	43,740	(43,071)	24,307
Property, Plant and Equipment
Cost	89,593	4,874	3,658	1,536	—	99,661
Cost, variable interest entities	16	1,650	—	—	—	1,666
Accumulated depreciation and amortization	(29,822)	(965)	(955)	(769)	—	(32,511)
Generation facilities to be retired, net	61	—	—	—	—	61
Net property, plant and equipment	59,848	5,559	2,703	767	—	68,877
Regulatory Assets and Deferred Debits
Regulatory Assets	10,254	67	—	543	—	10,864
Other	94	40	6	37	—	177
Total regulatory assets and deferred debits	10,348	107	6	580	—	11,041
Total Assets	99,560	7,524	5,615	58,855	(57,454)	114,100

Segment reclassifications, intercompany balances and other adjustments	(652)	(617)	(135)	(56,192)	57,596	—

Reportable Segment Assets	$98,908	$6,907	$5,480	$2,663	$142	$114,100

DUKE ENERGY CORPORATION

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	June 30, 2013
	U.S. Franchised	Commercial	International		Eliminations/
(in millions)	Electric and Gas	Power	Energy	Other	Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,548	$136	$32	$220	$—	$1,936
Accounts payable to affiliated companies	12,701	29	5	628	(13,363)	—
Notes payable to affiliated companies	500	336	—	128	(964)	—
Notes payable and commercial paper	—	—	—	1,501	—	1,501
Non-recourse notes payable of variable interest entities	325	—	—	—	—	325
Taxes accrued (prepaid)	395	(85)	53	190	—	553
Interest accrued	287	—	40	124	—	451
Current maturities of long-term debt	915	83	169	1,056	—	2,223
Other	1,885	106	86	1,008	(59)	3,026
Total current liabilities	18,556	605	385	4,855	(14,386)	10,015
Long-term Debt	24,716	398	904	10,082	—	36,100
Non-recourse Long-term Debt of Variable Interest Entities	300	959	—	—	—	1,259
Notes Payable to Affiliated Companies	450	—	—	—	(450)	—
Deferred Credits and Other Liabilities
Deferred income taxes	11,481	1,223	229	(2,104)	—	10,829
Investment tax credits	450	—	—	—	—	450
Accrued pension and other post-retirement benefit costs	1,784	49	1	576	(37)	2,373
Asset retirement obligations	5,243	40	1	—	—	5,284
Regulatory Liabilities	5,479	—	—	4	—	5,483
Other	1,487	116	59	446	(2)	2,106
Total deferred credits and other liabilities	25,924	1,428	290	(1,078)	(39)	26,525
Equity
Total Duke Energy Corporation shareholders’ equity	29,614	4,120	3,977	45,000	(42,579)	40,132
Noncontrolling interests	—	14	59	(4)	—	69
Total equity	29,614	4,134	4,036	44,996	(42,579)	40,201
Total Liabilities and Equity	99,560	7,524	5,615	58,855	(57,454)	114,100

Segment reclassifications, intercompany balances and other adjustments	(652)	(617)	(135)	(56,192)	57,596	—

Reportable Segment Liabilities and Equity	$98,908	$6,907	$5,480	$2,663	$142	$114,100

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Segment Income

(Unaudited)

	Six Months Ended June 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	Electic and Gas
Operating Revenues
Regulated electric	$3,307	$2,338	$2,110	$616	$1,424	$(95)	$9,700
Regulated natural gas	—	—	—	280	—	—	280
Total operating revenues	3,307	2,338	2,110	896	1,424	(95)	9,980
Operating Expenses
Fuel used in electric generation and purchased power - regulated	950	886	883	206	569	(113)	3,381
Cost of natural gas	—	—	—	93	—	—	93
Operation, maintenance and other	863	655	389	226	300	(11)	2,422
Depreciation and amortization	448	250	142	99	155	(2)	1,092
Property and other taxes	192	113	164	122	38	1	630
Impairment charges (a)	—	22	345	—	—	20	387
Total operating expenses	2,453	1,926	1,923	746	1,062	(105)	8,005
Gains on Sales of Other Assets and Other, Net	2	—	1	4	—	(1)	6
Operating Income	856	412	188	154	362	9	1,981
Other Income and Expenses (b)	65	22	13	3	10	(4)	109
Interest Expense	173	95	92	33	84	1	478
Income from Continuing Operations before Income Taxes	748	339	109	124	288	4	1,612
Income Tax Expense	280	132	44	44	108	(5)	603
Segment Income From Continuing Operations Attributable to Duke Energy Corporation	$468	$207	$65	$80	$180	$9	$1,009

(a)

Includes $387 million of impairment charges primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Cyrstal River Unit 3 regulatory asset, a $65 million charge to write-off the wholesale portion of the Levy investments and a $22 million charge at Duke Energy Progress resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

(b)

Primarily due to an equity component of allowance for funds used during construction of $47 million for Duke Energy Carolinas, $23 million for Duke Energy Progress, $4 million for Duke Energy Florida and $7 million for Duke Energy Indiana.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Segment Income

(Unaudited)

	Six Months Ended June 30, 2012
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	Electric and Gas
Operating Revenues
Regulated electric	$3,117	$607	$1,373	$15	$5,112
Regulated natural gas	—	253	—	—	253
Total operating revenues	3,117	860	1,373	15	5,365
Operating Expenses
Fuel used in electric generation and purchased power - regulated	822	234	570	—	1,626
Cost of natural gas	—	87	—	—	87
Operation, maintenance and other	782	218	304	2	1,306
Depreciation and amortization	454	83	192	1	730
Property and other taxes	179	114	38	(1)	330
Impairment charges (a)	—	—	400	2	402
Total operating expenses	2,237	736	1,504	4	4,481
Gains on Sales of Other Assets and Other, Net	6	1	—	—	7
Operating Income (Loss)	886	125	(131)	11	891
Other Income and Expenses (b)	83	5	43	(7)	124
Interest Expense	189	29	70	1	289
Income (Loss) from Continuing Operations before Income Taxes	780	101	(158)	3	726
Income Tax Expense (Benefit)	284	37	(73)	5	253
Segment Income (Loss) From Continuing Opearations Attributable to Duke Energy Corporation	$496	$64	$(85)	$(2)	$473

(a)	The amount for USFE&G is primarily due to a $400 million non-cash impairment charge related to the Edwardsport IGCC project.
(b)	Primarily due to an equity component of allowance for funds used during construction of $74 million for Carolinas, $3 million for Ohio and $39 million for Indiana, respectively.

Note: Does not include Progress Energy activity as the merger closed on July 2, 2012.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Balance Sheet - Assets

(Unaudited)

	June 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Electic and Gas
Current Assets
Cash and cash equivalents	$13	$20	$18	$11	$8	$—	$70
Receivables, net	155	523	402	93	32	1	1,206
Restricted receivables of variable interest entities, net	669	—	—	—	—	529	1,198
Receivables from affiliated companies	89	195	30	182	110	(308)	298
Notes receivable from affiliated companies	215	—	—	24	21	(82)	178
Inventory	1,063	805	569	84	397	1	2,919
Other	417	358	318	74	160	34	1,361
Total current assets	2,621	1,901	1,337	468	728	175	7,230
Investment and Other Assets
Investments in equity method unconsolidated affiliates	1	1	2	—	—	—	4
Investments and advances to subsidiaries	73	—	—	1	—	8	82
Nuclear decommissioning trust funds	2,533	1,360	674	—	—	—	4,567
Goodwill	—	—	—	920	—	15,030	15,950
Intangibles, net	12	6	21	2	35	(1)	75
Notes receivable	3	—	—	—	—	3	6
Other	933	274	150	38	121	(66)	1,450
Total investments and other assets	3,555	1,641	847	961	156	14,974	22,134
Property, Plant and Equipment
Cost	34,534	21,574	13,555	6,676	12,213	1,041	89,593
Cost, variable interest entities	—	16	—	—	—	—	16
Accumulated depreciation and amortization	(11,502)	(8,379)	(4,130)	(2,042)	(3,768)	(1)	(29,822)
Generation facilities to be retired, net	—	61	—	—	—	—	61
Net property, plant and equipment	23,032	13,272	9,425	4,634	8,445	1,040	59,848
Regulatory Assets and Deferred Debits
Regulatory Assets	1,836	1,862	3,167	521	769	2,099	10,254
Other	47	32	46	8	23	(62)	94
Total regulatory assets and deferred debits	1,883	1,894	3,213	529	792	2,037	10,348
Total Assets	31,091	18,708	14,822	6,592	10,121	18,226	99,560

Segment reclassifications, intercompany balances and other adjustments	(182)	(117)	28	(24)	(36)	(321)	(652)

Reportable Segment Assets	$30,909	$18,591	$14,850	$6,568	$10,085	$17,905	$98,908

(a)           In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

U.S. FRANCHISED ELECTRIC AND GAS

Consolidating Balance Sheet - Liabilities and Equity

(Unaudited)

	June 30, 2013
	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Duke Energy	Eliminations/	U.S. Franchised
(in millions)	Carolinas, LLC	Progress, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	Electric And Gas
Current Liabilities
Accounts payable	$487	$382	$392	$150	$134	$3	$1,548
Accounts payable to affiliated companies	115	56	8	2	16	12,504	12,701
Notes payable to affiliated companies	—	257	11	272	—	(40)	500
Non-recourse notes payable of variable interest entities	—	—	—	—	—	325	325
Taxes accrued	113	62	175	(5)	52	(2)	395
Interest accrued	99	75	45	13	55	—	287
Current maturities of long-term debt	406	407	11	8	5	78	915
Other	437	451	774	86	136	1	1,885
Total current liabilities	1,657	1,690	1,416	526	398	12,869	18,556
Long-term Debt	7,734	4,929	4,881	1,338	3,546	2,288	24,716
Non-recourse Long-term Debt of Variable Interest Entities	300	—	—	—	—	—	300
Notes Payable to Affiliated Companies	300	—	—	—	150	—	450
Deferred Credits and Other Liabilities
Deferred income taxes	5,501	2,305	1,567	1,102	971	35	11,481
Investment tax credits	213	88	2	6	141	—	450
Accrued pension and other post-retirement benefit costs	212	729	610	126	183	(76)	1,784
Asset retirement obligations	2,021	1,689	774	23	37	699	5,243
Regulatory Liabilities	2,223	1,564	669	260	755	8	5,479
Other	882	251	214	91	51	(2)	1,487
Total deferred credits and other liabilities	11,052	6,626	3,836	1,608	2,138	664	25,924
Equity	10,048	5,463	4,689	3,120	3,889	2,405	29,614
Total Liabilities and Equity	31,091	18,708	14,822	6,592	10,121	18,226	99,560

Segment reclassifications, intercompany balances and other adjustments	(182)	(117)	28	(24)	(36)	(321)	(652)

Reportable Segment Liabilities and Equity	$30,909	$18,591	$14,850	$6,568	$10,085	$17,905	$98,908

(a)           In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and notes payable related to Cinergy Receivables Company.

FRANCHISED ELECTRIC - DUKE ENERGY CAROLINAS

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	14,475	12,399
Nuclear	22,021	21,882
Hydro	1,151	560
Oil & gas	4,245	2,369
Renewable Energy	7	5
Total generation (b)	41,899	37,215
Purchased power (c) and net interchange	3,167	4,251
Total sources of energy	45,066	41,466
Less: Line loss and company usage	2,618	2,431
Total GWh Sources	42,448	39,035

Electric Energy Sales (GWh)
Residential	13,523	12,561
General service	13,303	13,146
Industrial	10,140	10,270
Other energy and wholesale	5,456	2,617
Total GWh sales billed	42,422	38,594
Change in unbilled	26	441
Total GWh Sales	42,448	39,035

Total Capability - Owned MW (a)
Summer	19,698	19,208
Winter	20,410	19,913

Nuclear Capacity Factor (%) (d)	98	94

(a) Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

FRANCHISED ELECTRIC - DUKE ENERGY CAROLINAS

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,330	$1,259
General service	1,022	1,011
Industrial	536	562
Other energy and wholesale	297	175
Total billed	3,185	3,007
Change in unbilled	4	54
Total Revenues	$3,189	$3,061

Average Number of Customers (in thousands)
Residential	2,063	2,050
General service	338	336
Industrial	7	7
Other energy and wholesale	15	14
Total Average Number of Customers	2,423	2,407

FRANCHISED ELECTRIC - DUKE ENERGY PROGRESS

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	6,799	10,150
Nuclear	11,478	9,759
Hydro	563	390
Gas	7,452	5,045
Oil	40	64
Total generation (b)	26,332	25,408
Purchased power (c) and net interchange	3,547	2,378
Total sources of energy	29,879	27,786
Less: Line loss and company usage	1,123	1,152
Total GWh Sources	28,756	26,634

Electric Energy Sales (GWh)
Residential	8,771	7,979
General service	7,157	7,152
Industrial	5,108	5,112
Other energy and wholesale	7,733	6,326
Total GWh sales billed	28,769	26,569
Change in unbilled	(13)	65
Total GWh Sales	28,756	26,634

Total Capability - Owned MW (a)
Summer	12,231	12,261
Winter	13,240	13,191

Nuclear Capacity Factor (%) (d)	86	75

(a) Statistics include Duke Energy Progress’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

FRANCHISED ELECTRIC - DUKE ENERGY PROGRESS

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$871	$810
General service	600	603
Industrial	321	331
Other energy and wholesale	462	347
Total billed	2,254	2,091
Change in unbilled	10	9
Total Revenues	$2,264	$2,100

Average Number of Customers (in thousands)
Residential	1,239	1,229
General service	221	219
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,466	1,454

FRANCHISED ELECTRIC - DUKE ENERGY FLORIDA

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	5,288	5,089
Gas	10,195	11,131
Oil	137	55
Total generation (b)	15,620	16,275
Purchased power (c) and net interchange	3,551	3,417
Total sources of energy	19,171	19,692
Less: Line loss and company usage	1,302	1,343
Total GWh Sources	17,869	18,349

Electric Energy Sales (GWh)
Residential	8,235	8,230
General service	6,918	7,079
Industrial	1,582	1,565
Other energy and wholesale	670	782
Total GWh sales billed	17,405	17,656
Change in unbilled	464	693
Total GWh Sales	17,869	18,349

Total Capability - Owned MW (a)
Summer	9,095	9,948
Winter	10,191	10,983

(a) Statistics reflect Duke Energy Florida’s ownership share of jointly owned stations.  2012 capacity includes Crystal River Unit 3.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

FRANCHISED ELECTRIC - DUKE ENERGY FLORIDA

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,026	$1,083
General service	649	726
Industrial	129	143
Other energy and wholesale	272	209
Total billed	2,076	2,161
Change in unbilled	21	33
Total Revenues	$2,097	$2,194

Average Number of Customers (in thousands)
Residential	1,477	1,462
General service	189	187
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,670	1,653

FRANCHISED ELECTRIC - DUKE ENERGY OHIO ELECTRIC

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	1,701	1,343
Total generation (b)	1,701	1,343
Purchased power (c) and net interchange	617	846
Total sources of energy	2,318	2,189
Less: Line loss and company usage	133	97
Total GWh Sources	2,185	2,092

Electric Energy Sales (GWh)
Residential	4,335	4,039
General service	4,565	4,498
Industrial	2,819	2,828
Other energy and wholesale	275	204
Total GWh sales billed	11,994	11,569
Change in unbilled	(16)	227
Total GWh Sales	11,978	11,796

Total Capability - Owned MW (a)
Summer	1,039	1,039
Winter	1,141	1,141

(a) Statistics reflect Duke Energy Ohio’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Note: Total GWh Sources will not equal Total GWh Sales.  Sources include Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  Ohio retail sales are fulfilled through auction purchases under the current ESP.

FRANCHISED ELECTRIC - DUKE ENERGY OHIO ELECTRIC

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$332	$305
General service	204	205
Industrial	53	50
Other energy and wholesale	11	8
Total billed	600	568
Change in unbilled	1	30
Total Revenues	$601	$598

Average Number of Electric Customers (in thousands)
Residential	737	735
General service	86	86
Industrial	3	2
Other energy and wholesale	3	3
Total Average Number of Electric Customers	829	826

FRANCHISED GAS - DUKE ENERGY OHIO GAS

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
MCF Sales
Residential	26,620,497	20,359,013
General service	15,799,582	12,377,532
Industrial	3,688,976	2,923,763
Other energy and wholesale	10,888,315	11,399,541
Total MCF sales billed	56,997,370	47,059,849
Change in unbilled	(4,915,000)	(3,910,000)
Total MCF Sales	52,082,370	43,149,849

Revenues from Distribution of Gas (in millions)
Residential	$197	$184
General service	81	71
Industrial	12	9
Other energy and wholesale	9	9
Total billed	299	273
Change in unbilled	(19)	(20)
Total Revenues	$280	$253

Average Number of Gas Customers (in thousands)
Residential	471	470
General service	44	44
Industrial	2	2
Total Average Number of Gas Customers	517	516

FRANCHISED ELECTRIC - DUKE ENERGY INDIANA

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Sources of Electric Energy (GWh)
Generated - net output (a):
Coal	12,189	11,883
Hydro	161	169
Gas	464	678
Total generation (b)	12,814	12,730
Purchased power (c) and net interchange	3,773	4,449
Total sources of energy	16,587	17,179
Less: Line loss and company usage	145	418
Total GWh Sources	16,442	16,761

Electric Energy Sales (GWh)
Residential	4,727	4,310
General service	4,033	3,994
Industrial	5,097	5,184
Other energy and wholesale	2,652	3,043
Total GWh sales billed	16,509	16,531
Change in unbilled	(67)	230
Total GWh Sales	16,442	16,761

Total Capability - Owned MW (a)
Summer	7,516	6,898
Winter	7,858	7,240

(a) Statistics reflect Duke Energy Indiana’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

FRANCHISED ELECTRIC - DUKE ENERGY INDIANA

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$502	$453
General service	362	347
Industrial	364	354
Other energy and wholesale	159	132
Total billed	1,387	1,286
Change in unbilled	(3)	28
Total Revenues	$1,384	$1,314

Average Number of Customers (in thousands)
Residential	689	683
General service	100	100
Industrial	3	3
Other energy and wholesale	1	1
Total Average Number of Customers	793	787

COMMERCIAL POWER

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012

Generation (GWh)
Coal	8,734	7,367
Gas	7,238	9,096
Renewables	2,820	1,784
Actual plant generation	18,792	18,247

Net proportional megawatt capacity in operation	8,127	7,757

INTERNATIONAL ENERGY

Operating Statistics

(Unaudited)

	Six Months Ended June 30,
	2013	2012
Sales, GWh	9,682	9,956
Net proportional megawatt capacity in operation	4,584	4,225

DUKE ENERGY OHIO SUPPLEMENT

Consolidated Statement of Operations

(Unaudited)

	Six Months Ended June 30, 2013
	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(in millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated
Operating Revenues
Regulated electric (a)	$445	$171	$56	$—	$672
Nonregulated electric and other	—	—	625	(19)	606
Regulated natural gas	219	61	—	—	280
Total operating revenues	664	232	681	(19)	1,558
Operating Expenses
Fuel used in electric generation and purchased power - regulated	137	69	—	—	206
Fuel used in electric generation and purchased power - nonregulated	—	—	481	(19)	462
Cost of natural gas sold	65	28	—	—	93
Operation, maintenance and other	163	63	157	14	397
Depreciation and amortization	77	22	78	—	177
Property and other taxes	115	7	14	—	136
Total operating expenses	557	189	730	(5)	1,471
Gains on Sales of Other Assets and Other, Net	—	4	1	(1)	4
Operating Income (Loss)	107	47	(48)	(15)	91
Other Income and Expenses	2	1	1	(1)	3
Interest Expense	25	8	3	—	36
Income (Loss) before Income Taxes	84	40	(50)	(16)	58
Income Tax Expense (Benefit)	30	14	(17)	(6)	21
Net Income (Loss)	$54	$26	$(33)	$(10)	$37

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

DUKE ENERGY OHIO SUPPLEMENT

Consolidated Statement of Operations

(Unaudited)

	Six Months Ended June 30, 2012
	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(in millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated
Operating Revenues
Regulated electric (a)	$445	$162	$53	$—	$660
Nonregulated electric and other	—	—	743	(27)	716
Regulated natural gas	202	51	—	—	253
Total operating revenues	647	213	796	(27)	1,629
Operating Expenses
Fuel used in electric generation and purchased power - regulated	172	62	—	—	234
Fuel used in electric generation and purchased power - nonregulated	—	—	442	(27)	415
Cost of natural gas sold	65	22	—	—	87
Operation, maintenance and other	156	62	146	7	371
Depreciation and amortization	61	22	80	—	163
Property and other taxes	108	6	14	—	128
Total operating expenses	562	174	682	(20)	1,398
Gains on Sales of Other Assets and Other, Net	1	—	1	—	2
Operating Income (Loss)	86	39	115	(7)	233
Other Income and Expenses	4	1	3	—	8
Interest Expense	20	9	19	1	49
Income (Loss) before Income Taxes	70	31	99	(8)	192
Income Tax Expense (Benefit)	26	11	38	(2)	73
Net Income (Loss)	$44	$20	$61	$(6)	$119

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).